Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

The undersigned, Avner M. Applbaum, President and Chief Executive Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2025 (the “Report”) with the Securities and Exchange Commission.

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 27th day of October 2025.

/s/ AVNER M. APPLBAUM
Avner M. Applbaum President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

The undersigned, Thomas Liguori, Executive Vice President and Chief Financial Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2025 (the “Report”) with the Securities and Exchange Commission.

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 27th day of October 2025.

/s/ THOMAS LIGUORI
Thomas Liguori Executive Vice President and Chief Financial Officer